EXHIBIT 99.1

Dynamic Aerospace Systems Highlights 2025 Operational Milestones and Outlines 2026 Strategic Initiatives

Ann Arbor, MI - January 20, 2026 -- Dynamic Aerospace Systems (“DAS”) (OTCQB:BRQL), a leading innovator in unmanned drones and aerospace technologies highlights 2025 operational milestones and outlines 2026 strategic initiatives in a shareholder letter from the Founders.

Dear Shareholders,

At Dynamic Aerospace Systems (DAS), we’re driven by a mission to redefine how the world moves goods and protects lives through autonomous aerial systems. On February 25, 2025, when Aerospace Capital Partners acquired majority ownership of BrooQLy, Inc., we embarked on a journey to build not just a company, but a force for innovation in unmanned flight, logistics, and public safety. Our goal is bold: to create a world where UAVs autonomously deliver goods, transform last-mile logistics to deliver medicine and critical supplies to urban and remote regions, and provide real-time solutions for first responders, government agencies, and militaries. Today, we’re excited to share our progress over the past 11 months and our vision for the future.

Purpose in Practice

We founded DAS to solve big problems with cutting-edge technology. The global UAV market, projected to surpass $90 billion by 2030, is ripe for disruption, and we’re seizing this opportunity with a focus on innovation, execution, and impact. On March 12, 2025, we secured the “DAS” ticker symbol with the NYSE for two years, signaling our intent to up-list to a national exchange and strengthen shareholder value. Further solidifying our identity on December 11th, 2025, and in conjunction with our annual shareholder meeting, we officially changed our name to Dynamic Aerospace Systems aligning our legal identity with our mission and market presence. Finally, on December 19th, 2025, our S1 for a $15 Million Equity Line went effective, formally establishing our institutional investors into our capital access structure, helping the company propel its financial capabilities as it prepares for its planned listing on the NYSE.

Seizing Opportunities

We are proud to have earned the trust of the USAF Global Strike Command (AFGSC), which has recognized our potential to deliver innovative UAV solutions for defense applications. This trust culminated in a pivotal live demonstration of our advanced military-grade drones on September 25, 2025, at Strother Field in Kansas. The event showcased our flagship platforms in operational scenarios tailored to AFGSC’s mission-critical needs:

•	G1-MkII/Overwatch: A long-range, multi-role VTOL drone with up to 11 hours of endurance, excelling in surveillance, reconnaissance, and complex missions in challenging environments.

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•	US-1-MkII/Sentinel: A versatile electric multicopter with 90+ minutes of flight time and advanced payload options for tactical operations, search and rescue, and environmental monitoring.
•	Mitigator/Breacher: A compact, crash-resistant tactical drone designed for high-risk ISR, building clearance, SWAT support, and less-than-lethal payload deployment in urban settings.

In parallel with these efforts, DAS is actively pursuing near-term government opportunities. In November, the Company completed a successful demonstration for the Gilbert Arizona Fire Department at the Gilbert Public Safety Training Facility with our Mitigator and US-1 drone platforms. Plans for a much larger demonstration for late Q1 / Q2 with various police and fire departments from the Southwest are underway.  Finally, just last week, the Company submitted a proposal to the Drone Dominance Rapid Solution Program (RSP), a highly competitive Department of War backed initiative designed to accelerate the fielding of advanced unmanned systems. Of the hundreds of companies expected to apply, only 25 qualifying companies will ultimately be selected for the first of four phases. Our submission leverages the Fortis Class architecture and builds upon the operational credibility of the US-1-MkII/Sentinel. If selected, DAS intends to incorporate U.S.-manufactured components supplied by Unusual Machines (NYSE: UMAC) to further strengthen supply-chain resilience, NDAA compliance, and domestic manufacturing alignment.

Building a World-Class Team

Great companies embody great leadership. In March 2025, we welcomed Ron Rich, former Honeywell Aerospace VP, and in April 2025, Jorge Torres, VP of FedEx Mexico, to our board of independent directors. Their deep expertise in aerospace and logistics is shaping our strategy, allowing ideas to be bold, while staying grounded through proper vetting.  The company has also hired consultants to advise the company on several new fronts ranging from; pharmaceutical and medical delivery, to financial prep work for the NYSE, to flight operations under EASA European Union Aviation Safety Agency with plans to return to Dubai for further flight testing.

Partnerships That Push Boundaries

On May 6, 2025, we signed an MOU with Drops Smart Hubs, a Greece-based innovator in autonomous smart hub infrastructure. This collaboration makes Drops the exclusive supplier and distributor of our UAVs in Greece, with DAS providing training and support. Together, we’re integrating Dynamic Deliveries with Drops’ hubs to enable last-mile drone delivery, starting with a pilot program in Greece to test scalability. This MOU includes a revenue-sharing model, joint marketing, and compliance with aviation and data privacy laws. (SEC Form 8-K: https://www.sec.gov/ix?doc=/Archives/edgar/data/0001854526/000147793225003405/brql_8k.htm)

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On June 24, 2025, DAS under its division Dynamic Deliveries executed an updated Memorandum of Understanding with Noon Fulfillment, a UAE-based e-commerce leader serving millions of customers across the United Arab Emirates, Saudi Arabia, and Egypt. The revised agreement reflects Dynamic Deliveries’ recent rebranding and continues to advance the parties’ collaboration. Through this partnership, the companies are exploring the integration of drone-enabled logistics in Dubai, aligned with our strategic objective to pioneer Beyond Visual Line of Sight (BVLOS) operations in the UAE. (SEC Form 8-K: https://www.sec.gov/ix?doc=/Archives/edgar/data/0001854526/000147793225004814/brql_8k.htm)

Beyond commercial logistics, DAS is expanding strategic partnerships across the U.S. defense and advanced manufacturing ecosystem. In December 2025, DAS announced a strategic collaboration with Unusual Machines (NYSE: UMAC), a leading U.S.-based manufacturer of drone components and defense-oriented subsystems. This partnership is focused on strengthening domestic supply chains, accelerating rapid prototyping, and supporting government and defense programs with NDAA-compliant components. Subsequently, DAS publicly outlined its broader transformation into a defense- and government-focused aerospace platform, emphasizing military demonstrations, interceptor-class development, and rapid deployment capabilities across ISR, counter-UAS, and public safety missions.

In addition, DAS signed a Memorandum of Understanding (MOU) with Potomac River Group, LLC (PRG), a GSA Advantage listed vendor, to expand DAS’s presence within the U.S. Government procurement channels and support integration of advanced sensor technologies into DAS aircraft. Under the framework of this MOU, PRG is expected to act as an authorized reseller of DAS’s Fortis Series Systems including Sentinel, Overwatch, and Breacher to U.S. Government customers, while also spearheading efforts to list DAS products on GSA Advantage to streamline government purchasing. The collaboration also includes plans for joint testing, certification, and alignment with Blue UAS and NDAA compliance requirements in support of defense, homeland security, and public safety applications.

Our Technology: Built for Impact

Based in Ann Arbor, Michigan, DAS is an OEM UAV manufacturer with a portfolio designed to meet real-world needs. Our core platforms form the backbone of versatile, mission-ready solutions:

•	US-1 Electric Multicopter (US-1-MkII/Sentinel): With 90+ minutes of flight time (without payload) and a 3 kg payload, its patented battery-integrated airframe (Patent No: US20210197978, published July 1, 2021) powers surveillance, search and rescue, and urban logistics, rivaling traditional helicopters at a fraction of the cost.
•	G1-VTOL Long-Range Hybrid (G1 MkII/Overwatch): Offering up to 11 hours of endurance, this platform excels in logistics, ISR, and humanitarian missions. It completed phases 1 and 2 of the Validation Test Campaign (VTC) under Dubai’s ESSA regulations (DCAA-E-Cert-011-2023-023).
•	Mitigator-Class Tactical Drone (Mitigator/Breacher): Compact and crash-resistant, it’s built for law enforcement, delivering ISR in high-risk environments.

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Building on this foundation, on August 28, 2025, we launched the Fortis Class, a dedicated series of government-grade UAVs derived from our core platforms and engineered for defense, security, and humanitarian operations. Named after the Latin word for "strong," the Fortis Class embodies reliability and vigilance in contested environments. Manufactured in Ann Arbor with testing at Strother Field, Kansas, it includes global field service, secure firmware updates, and certified operator training. The series features:

•	Overwatch (G1 MkIII Hybrid VTOL): For extended-endurance ISR, vigilance, assessment, and autonomous delivery.
•	Sentinel (US-1 MkII Multi-Copter): For agile convoy escort, perimeter security, and rapid tactical response.
•	Breacher (Mitigator CQB Multi-Copter): For close-quarters battle, SWAT integration, and less-than-lethal interventions.

Key capabilities include all-domain versatility, robust autonomy with mesh networking for GPS-denied operations, modular payloads for mission-specific sensors and deterrents, cyber-secure and NDAA-compliant designs with NATO interoperability, rugged IP-ratings deployability, and seamless C4ISR integration. As our management team stated: “The Fortis Class reflects our commitment to those who protect. These systems are built to serve as trusted partners in defense, security, and humanitarian operations, where strength, vigilance, and reliability are not optional, but essential.” This launch directly supports our military demonstrations and positions DAS for rapid commercialization in government sectors. (Source:https://www.accessnewswire.com/newsroom/en/computers-technology-and-internet/dynamic-aerospace-systems-das-aka-brooqly-inc.-trading-symbol-brq-1066499)

Growing Patent IP: In addition to our battery patent the company filed for 7 new patents in 2025:

•	Mesh-Based Autonomous Delivery System (Provisional Patent: US 63/810,973)
•	Modular Autonomous Delivery System (Provisional Patent filed June 24, 2025)
•	Interceptor Drone with Low-Collateral Defeat Mechanism and Swarm Coordination (Provisional Patent filed August 11, 2025)
•	Sealed, Single-Use, Electronically Activated Less-Than-Lethal Cartridge for Mounted UAS Deployment ( Provisional Patent filed Dec 2025)
•	Integrated Tactical Entry Unmanned Aerial System with On-Board, Electronically Activated Less-Than-Lethal Effect Cartridges and Multi-Mode EO/IR Gimbal ( Provisional Patent filed Dec 2025)
•	Autonomous Drone Package Delivery System with Dynamic Landing on a Mobile Robotic Platform (Provisional Patent filed Dec 2025)
•	Autonomous Vehicle Delivery System with Robotic Drone Capture for Continuous Package Replenishment ( Provisional Patent filed Dec 2025)

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Our Philosophy: Don’t Be Ordinary

We’re not interested in incremental change; we’re here to solve real-world problems with meaningful technology. Every decision, from acquiring strategic assets to forming global partnerships and navigating regulatory pathways, is grounded in our long-term mission: to make autonomous flight accessible, reliable, and effective for logistics and public safety.

We’re committed to transparency and accountability. As we prepare for our NYSE listing and finalize our name change to Dynamic Aerospace Systems, Inc., we’ll continue to prioritize clear, consistent communication with you, our shareholders, while avoiding the pitfalls of bureaucracy that can slow innovation. Our team is lean, our focus is sharp, and our ambition is limitless.

Looking Ahead

DAS envisions a world where drones deliver life-saving medicine, empower first responders, and streamline global supply chains. Our recent achievements, strategic acquisitions, regulatory progress, partnerships with Noon Fulfillment and Drops Smart Hubs, the NYSE “DAS” ticker reservation, the SEC filing for our name change, the successful AFGSC demonstration at Strother Field, the Fortis Class launch, recognition from the USAF Global Strike Command, and a growing patent portfolio are just the beginning. As we march toward our NYSE listing and global expansion, we’re committed to delivering value to you and building a future where autonomous aerial systems solve the world’s toughest challenges.

Thank you for joining us on this journey. We’re just getting started, and we can’t wait to show you what’s next.

Dynamic Aerospace Systems

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding the Company’s plans, initiatives and objectives for 2026; anticipated uplisting to the New York Stock Exchange or another national securities exchange (including continued reservation or use of any ticker symbol); expected benefits of the Company’s equity line of credit and access to capital; anticipated timing, scope, and results of demonstrations, pilot programs, and regulatory efforts (including BVLOS-related initiatives); expected outcomes of proposals and submissions to government programs (including the Drone Dominance Rapid Solution Program) and the Company’s ability to be selected for, participate in, or win awards under such programs; anticipated performance, capabilities, manufacturing plans, supply-chain strategy, NDAA and other compliance efforts (including the intended use of U.S.-manufactured components from third parties such as Unusual Machines); expectations regarding partnerships, MOUs, distribution arrangements, reseller channels, and customer adoption; commercialization and revenue opportunities; and the Company’s intellectual property strategy and patent filings. These statements are based on current expectations, assumptions, and estimates and involve risks and uncertainties that could cause actual results to differ materially, including, without limitation, changes in market conditions; the Company’s ability to execute its business plan; availability of capital; regulatory approvals and operating restrictions; technical, manufacturing, and supply-chain challenges; cybersecurity and data/privacy requirements; the non-binding nature of certain MOUs and preliminary arrangements; competitive factors; and changes in government requirements, budgets, procurement timelines, and selection decisions. Additional risks are described in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statements to reflect events or circumstances after the date of this release, except as required by law.

About Dynamic Aerospace Systems (DAS):

Dynamic Aerospace Systems is a Nevada-incorporated business dedicated to developing innovative aerospace technologies, with a focus on advanced drones (UAVs) for military defense and commercial applications. Committed to engineering excellence and strategic partnerships, DAS delivers reliable, high-performance solutions to meet the evolving needs of the aerospace industry. The Company’s common stock is traded on the OTCQB Market under the ticker symbol “BRQL.”

For more information about DAS, visit: https://www.dynamicaerosystems.com/investor-relations/why-dynamic

Contact Information:

Dynamic Aerospace Systems (DAS), aka BrooQLy Inc.

3753 Plaza Dr, Ann Arbor, MI 48108

Investor Relations: ir@dynamicaerosystems.com

Media Inquiries: media@dynamicaerosystems.com

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